POWER OF ATTORNEY


	Know all by these presents, that the
undersigned
hereby constitutes and appoints each of Mack V. Traynor, III and Doug
Nesbit, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the
undersigned, in the
undersigned's capacity as an officer and/or director of HEI, Inc. (the
"Company"), Forms 3, 4, and 5 in accordance with
Section 16(a) of the
Securities Exchange Act of 1934, as amended, and the rules thereunder
("Section 16";

(2)	do and perform any and all
acts for and on behalf
of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4, and 5 and timely file such form with the
United States Securities and Exchange Commission
(the "SEC") and any stock
exchange or similar authority; and


(3)	take any other action of any
type whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest of, or
legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to
each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and poers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16.

	This
Power of Attorney shall remain in full
force and effect until the
undersigned is no longer required to file Forms
3, 4 and 5 with respect
to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS
WHEREOF, the undersigned has caused
this Power of Attorney to be executed
as of this 23rd day of September,
2003.






									   /s/ Michael J. Evers

						Signature




									   Michael J. Evers

						Print Name